UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential for use of the Commission
☐ Definitive Proxy Statement	only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) of §240.14a-12

COROWARE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Not applicable

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount in which the filing fee is calculated and state how it was determined).
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1410 Market Street, Suite 200

Kirkland, WA 98033

 (800) 641-2676.

Dear Shareholders

We are furnishing our proxy materials to all of our stockholders over the Internet rather than in paper form. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. Accordingly, stockholder of record at the close of business on July 30, 2013 will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and may vote at the 2013 Annual Meeting and will receive notice of any postponements or adjournments of the meeting. The Notice of Internet Availability is being distributed to the stockholders on our about xxx.

Your vote is very important. Whether or not you plan to attend the 2013 Annual Meeting, we encourage you to read the proxy statement ad vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2013 Annual Meeting and Procedural Matters” and the instructions on the Notice of Internet Availability.

All stockholders are cordially invited to attend the 2013 Annual Meeting in person. Any stockholder attending the 2013 Annual Meeting may vote in person even if such stockholder has previously voted by another method, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the 2013 Annual Meeting.

Thank you for your ongoing support of CoroWare.

With warmest regards,

Date:	CoroWare
	By	/s/ Lloyd T. Spencer
Name: Lloyd T. Spencer Title: Chief Executive Officer

CoroWare, Inc.

Special Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Meeting”) of CoroWare, Inc., a Delaware corporation (the “Company”), will be held on *, 2013 at 10:00 A.M. Pacific Standard Time at location, for the following purposes:

1.	To elect director(s) listed in the accompanying proxy statement to serve until their respective successors are duly elected and qualified (Proposal 1).
2.	To ratify the appointment of Lake & Associates, CPAs as CoroWare independent registered public account firm for the fiscal year ending December 31, 2013 (proposal 2).
3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Your vote is very important.  All stockholders are cordially invited to attend the Special Meeting.  Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible

To assure your representation at the Special Meeting of Stockholders, we ask that you vote as promptly as possible.  Your stock will be voted in accordance with the instructions you give in your proxy.  You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Special Meeting.

Only stockholders who own shares of our common stock at the close of business on July 30, 2013 are entitled to notice of and to vote at the special meeting.

You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the special meeting, even if you use the option listed above.

We have enclosed with this Notice of Special Meeting, a proxy statement, a form of proxy.

Date:	By Order of the Board of Directors
	By	/s/ Shanna Gerrard
Name: Shanna Gerrard Title: Corporate Secretary

Kirkland, Washington

 COROWARE, INC.

1410, Market Street, Suite 200

Kirkland, Washington  98033

(Tel) (800) 641-2676, option 4

PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2013 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to all stockholders on or about *, 2013.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE SPECIAL MEETING?

*, *, 2013, 10:00 a.m. Pacific Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at location

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

You will be voting on the following matters:

1.	ELECTION OF OFFICER(S). To elect director(s) listed in the accompanying proxy statement to serve until their respective successors are duly elected and qualified
2.	RATIFICATION OF AUDITOR. To ratify the appointment of Lake & Associates, CPAs as CoroWare independent registered public account firm for the fiscal year ending December 31, 2013
.3.	OTHER BUSINESS. To transact such other business as may properly come before the special meeting or any adjournment of the special meeting. The Board of Directors is not aware of any other business to come before the Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on xxx will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On xxx, there were * shares of our common stock outstanding and entitled to vote.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to Worldwide Stock Transfer, LLC, the Company’s Registrar and Transfer Agent, at 1 University Plaza, Suite 505, Hackensack NJ 07601. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the special meeting, we will vote your shares as you direct. For each item of business, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

“FOR” the directors listed

“FOR” to ratify the appointment of Lake & Associates, CPAs as CoroWare independent registered public accountant firm for the fiscal year ending December 31, 2013.

If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.	Submitting another proxy by mail with a more recent date than that of the proxy first given;
2.	Sending written notice of revocation to Worldwide Stock Transfer, LLC, the Company’s registrar and transfer agent, at 1 University Plaza, Suite 505, Hackensack NJ 07601; or
3.	Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A “QUORUM” FOR THE SPECIAL MEETING?

A majority of the outstanding shares of the Company common stock entitled to vote at the special meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the special meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

• Affirmative vote of the majority of the issued and outstanding shares of common stock.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING DUE?

Any stockholder proposals for the 2013 annual meeting must be received by us, directed to the attention of the Company’s Chief Executive Officer, Mr. Lloyd T. Spencer, CoroWare, Inc., 1410, Market Street, Suite 200, Kirkland, Washington 98033, no later than xx. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Schedule 14A under the Securities Exchange Act of 1934.

PROPOSAL NO. 1 – ELECTION OF BOARD OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

At the Meeting, four (4) directors are to be elected. Pursuant to the Company’s By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Charlie House, Martin Nielson, John Kroon and Lloyd Spencer (collectively, the “Nominees”).

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

JOHN C. KROON became a Director in April 2007. Mr. Kroon was the President and Chief Executive Officer and currently is Vice-Chairman of ImageGuide, Inc., which is a medical assist-device start-up company, in Baltimore, Maryland. Prior to this he worked for 6 years as the Vice-President of Corporate Strategies and Business development for GEFanuc North America in Charlottesville, Virginia. While at GEFanuc, he completed, amongst other things, 5 acquisitions worth $150 million including a NASDAQ publicly traded company. In 1974, Mr. Kroon began working with Reuter-Stokes Electronic Components developing radiation sensor systems for oil-well logging, thickness gauging and in-core sensors for boiling-water nuclear reactors. General Electric acquired Reuter-Stokes in 1984 and Mr. Kroon became the President of Reuter-Stokes in 1986. This position led to a varied 17-year career with GE as a Senior Executive that included a 4-year assignment as President of GEFanuc Europe’s Industrial Automation Business in Frankfurt and Luxembourg. He is a senior member of the IEEE, serves on several Boards, has 5 patents and 32 technical publications. Mr. Kroon began his career as a chemist for Eldorado Mining & Refining, engaged in Uranium mining and processing in Canada, and later worked at Atomic Energy of Canada Ltd., in Chalk River, Ontario as a Research Scientist in reactor instrumentation. He received both his Bachelor of Science and PhD degrees in Nuclear Physics from the University of Ottawa. Mr. Kroon was born in the Netherlands and his family emigrated from Amsterdam to Ottawa, Canada in 1957.

 LLOYD T. SPENCER became interim Chief Executive Office of the Company on January 28, 2008 and a member of the Board of Directors and Vice President of the Company since September 20, 2007. Mr. Spencer is also President and CEO of CoroWare Technologies, Inc. Mr. Spencer has over 23 years of experience in the computer and networking industries in engineering, product marketing, business development, and sales management. His expertise spans a spectrum of service provider industries and technologies, including distributed network computing and embedded systems hardware development. Previously, Mr. Spencer has served as Vice-President of Marketing and Sales at eQuest Technologies; Solutions Unit Manager at Microsoft; Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Community involvement is an important part of Mr. Spencer’s life. He is an active contributor to the robotics community in the Seattle area through his participation in the Seattle Robotics Society. He is also instrumental in initiating and fostering 4H robotics clubs and programs in Washington State. Mr. Spencer received his Bachelors degree from Cornell University with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

MARTIN NIELSON was the Company’s Chief Executive Officer and Chairman of the Board of Directors from May 2003 until he resigned effective June 1, 2004. Mr. Nielson is a principal of Altos Bancorp, Inc., serving as its Chairman and Chief Executive Officer since November 2002. He has also served as Chief Executive Officer and director of Inclusion Inc. since September, 2000. Mr. Nielson and Altos were instrumental in assisting the Company in the negotiations that led to the Company’s settlement of its litigation with SunTrust Bank and in securing the financing that funded that settlement. Mr. Nielson will continue as a director of the Company. Mr. Nielson is a senior executive with extensive experience in operations and finance. He has been a business builder for 30 years with such companies as Gap, Businessland, and Corporate Express. Mr. Nielson is currently the Chairman and Chief Executive Officer of E-Waste Systems, Inc. He is also President and Chairman of the Board of Maxus Technology Corp. Mr. Nielson is also managing director of the London Office of Evotech Capital.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

CODE OF ETHICS DISCLOSURE COMPLIANCE

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and other employees performing similar functions. The Code of Ethics was revised and updated in 2007 and approved by the Board on December 6, 2007. The Code of Ethics is posted on its website www.innovaroboticsautomation.com under the investor section of its website.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE.

RECOMMENDATION OF THE BOARD THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DIRECTORS.

PROPOSAL NO. 2 – RATIFICATION OF LAKE & ASSOCIATES AS REGISTERED PUBLIC ACCOUNTANTS

(ITEM 2 ON THE PROXY CARD)

THE BOARD OF DIRECTORS RECOMMENDS A YES VOTE CONFIRMING LAKE & ASSOCIATES, CPAS AS REGISTERED PUBLIC ACCOUNTANTS FOR YEAR ENDING DECEMBER 31, 2013

 OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

Date:	By Order of the Board of Directors
	By	/s/ Lloyd T. Spencer
Name: Lloyd T. Spencer Title: Chief Executive Officer

Kirkland, Washington

PROXY

COROWARE, INC.

SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD *2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints LLOYD T. SPENCER with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the “Meeting”) to be held on *, 2013, at xx A.M., Pacific Standard Time, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal No. (1) – CoroWare’s Certificate of Incorporation and Bylaws provide that the Board of Directors shall be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected.

The Board of Directors is currently composed of three members. The nominees for election are currently members of the Board of Directors who were previously elected by the stockholders or Board of Directors. If elected at the Annual Meeting, each of the nominees would serve until the 2014 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Each shareholder may vote, in person or by proxy, the number of shares owned by such shareholder that are entitled to vote at an election of directors, for as many persons as there are directors to be elected and for whose election such shares have a right to vote. Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting.

Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees recommended by the Board. If any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected. Management has no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated and each director whose term of office will continue after the Annual Meeting.

JOHN C. KROON became a Director in April 2007. Mr. Kroon was the President and Chief Executive Officer and currently is Vice-Chairman of ImageGuide, Inc., which is a medical assist-device start-up company, in Baltimore, Maryland. Prior to this he worked for 6 years as the Vice-President of Corporate Strategies and Business development for GEFanuc North America in Charlottesville, Virginia. While at GEFanuc, he completed, amongst other things, 5 acquisitions worth $150 million including a NASDAQ publicly traded company. In 1974, Mr. Kroon began working with Reuter-Stokes Electronic Components developing radiation sensor systems for oil-well logging, thickness gauging and in-core sensors for boiling-water nuclear reactors. General Electric acquired Reuter-Stokes in 1984 and Mr. Kroon became the President of Reuter-Stokes in 1986. This position led to a varied 17-year career with GE as a Senior Executive that included a 4-year assignment as President of GEFanuc Europe’s Industrial Automation Business in Frankfurt and Luxembourg. He is a senior member of the IEEE, serves on several Boards, has 5 patents and 32 technical publications. Mr. Kroon began his career as a chemist for Eldorado Mining & Refining, engaged in Uranium mining and processing in Canada, and later worked at Atomic Energy of Canada Ltd., in Chalk River, Ontario as a Research Scientist in reactor instrumentation. He received both his Bachelor of Science and PhD degrees in Nuclear Physics from the University of Ottawa. Mr. Kroon was born in the Netherlands and his family emigrated from Amsterdam to Ottawa, Canada in 1957.

LLOYD T. SPENCER became interim Chief Executive Office of the Company on January 28, 2008 and a member of the Board of Directors and Vice President of the Company since September 20, 2007. Mr. Spencer is also President and CEO of CoroWare Technologies, Inc. Mr. Spencer has over 23 years of experience in the computer and networking industries in engineering, product marketing, business development, and sales management. His expertise spans a spectrum of service provider industries and technologies, including distributed network computing and embedded systems hardware development. Previously, Mr. Spencer has served as Vice-President of Marketing and Sales at eQuest Technologies; Solutions Unit Manager at Microsoft; Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Community involvement is an important part of Mr. Spencer’s life. He is an active contributor to the robotics community in the Seattle area through his participation in the Seattle Robotics Society. He is also instrumental in initiating and fostering 4H robotics clubs and programs in Washington State. Mr. Spencer received his Bachelors degree from Cornell University with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

MARTIN NIELSON was the Company’s Chief Executive Officer and Chairman of the Board of Directors from May 2003 until he resigned effective June 1, 2004. Mr. Nielson is a principal of Altos Bancorp, Inc., serving as its Chairman and Chief Executive Officer since November 2002. He has also served as Chief Executive Officer and director of Inclusion Inc. since September, 2000. Mr. Nielson and Altos were instrumental in assisting the Company in the negotiations that led to the Company’s settlement of its litigation with SunTrust Bank and in securing the financing that funded that settlement. Mr. Nielson will continue as a director of the Company. Mr. Nielson is a senior executive with extensive experience in operations and finance. He has been a business builder for 30 years with such companies as Gap, Businessland, and Corporate Express. Mr. Nielson is currently the Chairman and Chief Executive Officer of E-Waste Systems, Inc. He is also President and Chairman of the Board of Maxus Technology Corp. Mr. Nielson is also managing director of the London Office of Evotech Capital.

There is no family relationship between any of the Company’s officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of its officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony or any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

Board Committees and Meetings

During 2012, the Board of Directors held 19 meetings.

The Board did not have a Nominating Committee, Audit Committee, or Compensation Committee during 2012.

During 2012, Mr. Spencer and Mr. Kroon attended 75% or more of the meetings held by the Board. Mr. Nielson attended 63% of the meetings held by the Board.

I/We hereby vote all the shares of the Company that I/we am/are entitled to vote either in person or by proxy at the Meeting, for or against the following candidates:

John Kroon	FOR ☐	AGAINST ☐	ABSTAIN ☐
Martin Nielson	FOR ☐	AGAINST ☐	ABSTAIN ☐
Lloyd Spencer	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal (2) To ratify the appointment of Lake & Associates, CPAs as registered public accountant for December 31, 2013.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal (3) To Transact such other business as my properly come before the Meeting and any adjournment or postponement thereof.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (2). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Special Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.